Exhibit 10.63

SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Second Amendment”) is made as of the 15th day of September, 2010, by and between HINES VAF UB PLAZA, L.P., a Delaware limited partnership (“Seller”), and KBSII 445 SOUTH FIGUEROA, LLC (“Purchaser”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A. Seller and Purchaser are parties to that certain Agreement of Sale and Purchase dated as of August 16, 2010 (the “Original Agreement”).

B. The Original Agreement was amended by that certain First Amendment to Agreement of Sale and Purchase, dated as of August 20, 2010 (the “First Amendment”, and together with the Original Agreement, the “Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.

C. Seller and Purchaser have agreed to modify the terms of the Agreement as set forth in this First Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Purchaser agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Ciudad LA, LLC. The last sentence of Paragraph 9 of the First Amendment is hereby amended to delete “Thirty Thousand Dollars ($30,000)” and substitute “Twenty-One Thousand Fourteen Dollars ($21,014)” therefor.

3. Letter of Credit Transfer. With respect to any Tenant Deposits in the form of a letter of credit, if an executed original (including the guaranty of any signatures thereon) of the documentation required to enable any such letter of credit to be assigned to Purchaser is not delivered to Purchaser as of the Closing Date in accordance with Section 10.3(h), Seller shall deliver same to Purchaser within five (5) Business Days after the Closing Date.

4. Effectiveness of Agreement. Except as modified by this Second Amendment, all the terms of the Agreement shall remain unchanged and in full force and effect. All references in the Agreement to “this Agreement” shall hereafter refer to the Agreement as amended hereby.

5. Counterparts. This Second Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

6. Telecopied or Electronic Signatures. A counterpart of this Second Amendment that is signed by one party to this Second Amendment and telecopied or sent via electronic mail to the other party to this Second Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Second Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Second Amendment.

7. Successors and Assigns. All of the terms and conditions of this Second Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Purchaser have entered into this Second Amendment to Agreement of Sale and Purchase as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

HINES VAF UB PLAZA, L.P.

By:	Hines VAF UB Plaza GP LLC,
its general partner

	By:	Hines VAF UB Plaza Mezz, L.P.,
its sole member

		By:	Hines VAF UB Plaza GP2 LLC,
its general partner

			By:	Hines U.S. Office Value Added Fund, L.P.,
its sole member

				By:	Hines U.S. Office Value Added Fund LLC,
its general partner

					By:	Hines Interests Limited Partnership,
its managing member

						By:	Hines Holdings, Inc.,
its general partner

							By:	/s/ David J. Congdon
David J. Congdon
Senior Vice President

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“PURCHASER”

KBSII 445 SOUTH FIGUEROA, LLC, a Delaware limited liability company

By:	KBSII REIT ACQUISITION XV, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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